16. Agreements	12 Months Ended
Dec. 31, 2015
Agreements
Agreements

Greenome Share Exchange Agreement

On May 6, 2014, we entered into a Share Exchange Agreement (“SEA”) with Greenome and agreed to sell to Greenome 80% of our outstanding common stock for a purchase price of $400,000. The SEA required that both Greenome and our Company meet certain conditions in order for a closing to take place. The SEA also required Greenome to make certain advance payments to us prior to the closing which were refundable under certain circumstances. Both parties eventually became aware that the closing conditions would be difficult to meet, and on September 19, 2014, we entered into a Financing Agreement with Greenome which also terminated the SEA.

On May 30, 2014, on behalf of Greenome, we entered into a stock purchase transaction with a significant shareholder for the purchase of 9,669,575 shares of our common stock. Per the agreement, we were to receive funds as indicated above from Greenome, and remit $125,000 of those funds to the shareholder in several tranches. The SEA was terminated as described above; however, the terms of the agreement were effectively transferred from Greenome to Sky Rover per the Sky Rover SPA (Note 3). Final payment to the shareholder was made in February 2015 and the shares of common stock were transferred in accordance with the agreements.

Greenome Financing Agreement

On September 19, 2014, we entered into a financing agreement with Greenome, whereby we agreed to raise up to $3.0 million through a private placement memorandum then loan these funds to a subsidiary of Greenome under a promissory note bearing interest at the rate of 10% per annum. The note would mature twelve months from its inception and be secured by the assets of Greenome. No funds have been raised to date.

In connection with the closing of the Sky Rover SPA, Greenome received 2,000,000 of our common shares as directed by Sky Rover and all obligations between our Company and Greenome, outside any future financing with Greenome, were deemed satisfied.

Mo Feng Yi Consulting Agreement

On November 24, 2015 we entered into a Consulting Agreement with Mo Feng Yi (“Consultant”), an individual with extensive contacts and business relationships in Asia. Under the agreement, which has a term of 6 months, Consultant agreed to provide various business and market development services for our direct-selling business. The agreement required us to pay Consultant $200,000 in 2015 in two equal installments for services provided.

On February 23, 2016, we amended the agreement to provide for an additional payment of $100,000 in February 2016 for continued service.

Alicia Xie Geiser Consulting Agreement

On December 1, 2015 we entered into a Consulting Agreement with Alicia Xie Geiser (“Consultant”), an individual with extensive contacts and business relationships in Asia. Under the agreement, which has a term of 6 months, Consultant agreed to provide various business and market development services for our direct-selling business. The agreement requires us to pay Consultant $10,000 per month. During 2015, we recorded a general and administrative expense of $10,000 in connection with this agreement.